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                                               UNITED STATES
                                    SECURITIES AND EXCHANGE COMMISSION
                                          WASHINGTON, D.C. 20549

                              -----------------------------------------------


                                                 FORM 8-K

                                              CURRENT REPORT
                                    PURSUANT TO SECTION 13 OR 15(d) OF
                                    THE SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of earliest event reported): October 26, 2006


                                        The Phoenix Companies, Inc.
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                              (Exact name of registrant as specified in its charter)


     Delaware                                   001-16517                                  06-1599088
-------------------                     --------------------------                  ----------------------
(State or other jurisdiction             (Commission File Number)                            (IRS Employer
   of incorporation)                                                                   Identification No.)


         One American Row, Hartford, CT                                                      06102 -5056
-------------------------------------------------                                          ---------------
     (Address of Principal Executive Offices)                                                 (Zip Code)


Registrant's telephone number, including area code:                                       (860) 403-5000
                                                                                    ----------------------

                                              NOT APPLICABLE
                 ------------------------------------------------------------------------
                       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 26, 2006, The Phoenix Companies, Inc. made available on its website its Financial Supplement for the quarter ended September 30, 2006. This is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable
(b)      Not applicable
(c)      Not applicable
(d)      Exhibits

         The following exhibit is furnished herewith:

         99.1 The Phoenix Companies, Inc. Financial Supplement for the quarter ended September 30, 2006.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE PHOENIX COMPANIES, INC.


Date:  October 31, 2006               By: /s/ Katherine P. Cody
                                          --------------------------------------
                                          Name: Katherine P. Cody
                                          Title: Senior Vice President and Chief
                                                  Accounting Officer